U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 15, 2000



                              HADRO RESOURCES, INC.
        (Exact Name of Small Business Issuer as Specified in its Charter)

                                     NEVADA
              (State or other Jurisdiction as Specified in Charter)



        00-25579                                         87-0571853
(Commission file number)                    (I.R.S. Employer Identification No.)



                                  145 Tyee Road
                                   Suite 1526
                         Point Roberts, Washington 98281
                    (Address of Principal Executive Offices)

                                 (604) 943-7515
                           (Issuer's telephone number)

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Items 1 through 4, 6 and 8 not applicable.

Item 5. Other Events

     Election of New Director and Officer

     The directors of Hadro Resources, Inc., a Nevada corporation (the "Company"), pursuant to a special meeting of the board of directors held on December 14, 2000 and consented to unanimously by the board of directors of the Company, accepted the resignation of Ms. Marilyn Rafter as the secretary/treasurer of the Company and approved and elected Grant Atkins as the secretary/treasurer of the Company. As of the date of this Report, the directors and executive officers of the Company are as follows:

     Name                    Age             Position with the Company
     ----                    ---             -------------------------

     Gene D. Wilson          70              Director

     Grant Atkins            40              President, Secretary/Treasurer and
                                             Director

     GENE WILSON has been a Director of the Company since inception. Since 1960, he has been a self-employed consulting geologist. Mr. Wilson graduated from Marshall University in Huntington, West Virginia, in 1950 with a Degree in Geology and from the University of Illinois in 1954 with a Masters Degree in Geology.

     GRANT ATKINS has been a Director and the President of the Company since September 15, 2000 and the Secretary/Treasurer of the Company since December 14, 2000. For the past five years, Mr. Atkins has been self-employed and has acted as a financial and project coordination consultant to clients in government and private industry. He has extensive multi-industry experience in the fields of finance, administration and business development. Industry experience includes a one-year role in 1998-99 as interim Chief Financial Officer of Emergency Communications for Southwest British Columbia ("E-Comm"). E-Comm is a $150 to $200 million (Canadian Dollar) radio and tri-service dispatch initiative and deployment for police, fire and ambulance for Southwest British Columbia, which has federal, provincial and municipal shareholders. During his tenure at E-Comm during its start-up phase, E-Comm raised in excess of $146,000,000 (Canadian Dollar) through debt financing from the Municipal Finance Authority in British Columbia. During 1998 and 1999, Mr. Atkins was a consultant through the private management consulting companies of Tristar Financial Services, Inc. and Investor Communications International, Inc. Mr. Atkins was retained to conduct financial consulting and project coordination services for the British Columbia Ambulance Service on a part-time basis through 1999. Mr. Atkins is also a member of the board of directors of Intergold Corporation, a publicly traded corporation engaged in the exploration of gold and silver, and a member of the board of directors and the president of Vega-Atlantic Corporation, a publicly traded corporation engaged in the worldwide exploration of gold, silver and other precious metals.

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

         Not Applicable.

     (b) Pro Forma Financial Information.

         Not Applicable.

     (c) Exhibits.


                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           HADRO RESOURCES, INC.


Date: December 15, 2000                    By: /s/ Grant Atkins
                                           --------------------
                                           Grant Atkins, President